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                                  EXHIBIT 99.1





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                    MEDAPHIS CORPORATION AND SUBSIDIARIES
       SUPPLEMENTAL QUARTERLY CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (unaudited, in thousands except per share data)




                                                                    QUARTERLY PERIOD ENDING
                                       --------------------------------------------------------------------------------------------
                                         MARCH 31,           JUNE 30,          SEPTEMBER 30,          DECEMBER 31,       MARCH 31,
                                           1995                1995               1995                   1995              1996
                                       --------------      ------------        -------------          ------------     ------------
Revenue                                 $ 130,367          $ 137,298            $ 139,053              $ 145,414        $ 159,869
                                        ---------          ---------            ---------              ---------        ---------
Salaries and wages                         74,811             77,978               81,114                 84,111           88,963
Other operating expenses                   29,027             33,760               34,553                 33,374           38,618
Depreciation                                3,376              3,697                3,483                  3,790            4,917
Amortization                                3,522              3,664                3,773                  3,153            4,023
Interest expense, net                       3,931              2,348                2,426                  1,712            2,242
Restructuring and other charges            31,750               -                  14,000                  9,200              150
                                        ---------          ---------            ---------              ---------        ---------
  Total expenses                          146,417            121,447              139,349                135,340          138,913
                                        ---------          ---------            ---------              ---------        ---------
Income (loss) before income taxes         (16,050)            15,851                 (296)                10,074           20,956
Income taxes                               (8,932)             6,362                2,025                  7,448            8,613
                                        ---------          ---------            ---------              ---------        ---------
  Net income (loss)                        (7,118)             9,489               (2,321)                 2,626           12,343

Pro foma adjustments, principally income
  taxes                                    (3,874)              (340)                 365                    966              354
                                        ---------          ---------            ---------              ---------        ---------
  Pro forma net income (loss)           $ (10,992)         $   9,149            $  (1,956)             $   3,592        $  12,697
                                        =========          =========            =========              =========        =========
Pro forma income (loss) per common
  share                                 $   (0.23)         $    0.14            $   (0.04)             $    0.06        $    0.18
                                        =========          =========            =========              =========        =========

Weighted average shares outstanding        47,704             63,112               54,466                 63,600           69,164
                                        =========          =========            =========              =========        =========

Note: The accompanying unaudited supplemental statements of income are included for information purposes only. Accordingly, for further information, the reader of this exhibit may wish to refer to the audited supplemental consolidated financial statements of the Company for the three years in the period ended December 31, 1995 which are included in the Company's Current Report on Form 8-K filed on May 24, 1996 which is incorporated herein by reference and the unaudited consolidated financial statements of the Company for the three month period ended March 31, 1996 included in the Company's Quarterly Report on form 10-Q for the quarter ended March 31, 1996 which is incorporated herein by reference.


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